Exhibit 99.2

Second-Quarter 2014 Detailed Supplemental Information
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,166	13,350	13,643	13,254	54,413	15,415	13,821			29,236
Equity in earnings of affiliates	362	494	709	654	2,219	572	672			1,244
Gain on dispositions	58	95	1,069	20	1,242	9	7			16
Other income	65	203	49	57	374	52	201			253
Total Revenues and Other Income	14,651	14,142	15,470	13,985	58,248	16,048	14,701			30,749

Costs and Expenses
Purchased commodities	5,834	5,521	5,708	5,580	22,643	7,127	5,495			12,622
Production and operating expenses	1,687	1,672	1,962	1,917	7,238	1,895	2,030			3,925
Selling, general and administrative expenses	165	193	249	247	854	182	218			400
Exploration expenses	277	321	313	321	1,232	296	517			813
Depreciation, depletion and amortization	1,807	1,832	1,902	1,893	7,434	1,892	2,070			3,962
Impairments	2	28	1	498	529	1	17			18
Taxes other than income taxes	892	642	664	686	2,884	651	612			1,263
Accretion on discounted liabilities	106	105	106	117	434	117	120			237
Interest and debt expense	130	139	151	192	612	171	155			326
Foreign currency transaction (gains) losses	(36)	(7)	9	(24)	(58)	18	7			25
Total Costs and Expenses	10,864	10,446	11,065	11,427	43,802	12,350	11,241			23,591
Income from continuing operations before income taxes	3,787	3,696	4,405	2,558	14,446	3,698	3,460			7,158
Provision for income taxes	1,763	1,630	1,966	1,050	6,409	1,581	1,395			2,976
Income from continuing operations	2,024	2,066	2,439	1,508	8,037	2,117	2,065			4,182
Income from discontinued operations	129	(3)	57	995	1,178	20	33			53
Net Income	2,153	2,063	2,496	2,503	9,215	2,137	2,098			4,235
Less: net income attributable to noncontrolling interests	(14)	(13)	(16)	(16)	(59)	(14)	(17)			(31)
Net Income Attributable to ConocoPhillips	2,139	2,050	2,480	2,487	9,156	2,123	2,081			4,204

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.64	1.66	1.96	1.20	6.47	1.70	1.65			3.36
Discontinued operations	0.10	-	0.05	0.81	0.96	0.02	0.03			0.04
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	1.74	1.66	2.01	2.01	7.43	1.72	1.68			3.40
Diluted
Continuing operations	1.63	1.65	1.95	1.20	6.43	1.69	1.64			3.34
Discontinued operations	0.10	-	0.05	0.80	0.95	0.02	0.03			0.04
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	1.73	1.65	2.00	2.00	7.38	1.71	1.67			3.38

Average Common Shares Outstanding (in thousands)
Basic	1,229,232	1,229,773	1,231,054	1,233,741	1,230,963	1,234,968	1,236,057			1,235,515
Diluted	1,235,907	1,237,157	1,240,365	1,241,112	1,239,803	1,242,667	1,245,155			1,245,211

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	842	1,060	787	860	3,549	930	973			1,903

Lower 48	223	336	349	244	1,152	516	434			950

Canada	(117)	10	868	(87)	674	466	241			707

Europe	1,213	627	965	747	3,552	1,041	781			1,822

Asia Pacific and Middle East	1,393	1,416	1,120	1,173	5,102	1,093	1,233			2,326

Other International	416	395	607	(57)	1,361	(67)	99			32

Corporate and Other	(183)	(148)	(291)	(322)	(944)	(281)	(301)			(582)

Consolidated	3,787	3,696	4,405	2,558	14,446	3,698	3,460			7,158

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	35.5%	35.7%	37.1%	35.4%	35.9%	35.6%	35.6%			35.6%

Lower 48	52.8%	30.4%	40.1%	15.5%	34.5%	37.3%	38.7%			37.9%

Canada	213.7%	52.2%	26.0%	29.3%	-6.6%	23.7%	24.0%			23.8%

Europe	62.6%	58.1%	70.2%	70.0%	65.4%	66.7%	66.8%			66.7%

Asia Pacific and Middle East	33.1%	27.2%	32.4%	25.8%	29.6%	30.9%	30.1%			30.5%

Other International	95.4%	93.3%	53.4%	36.0%	78.6%	57.2%	-21.7%			-185.6%

Corporate and Other	11.7%	-16.8%	19.4%	22.0%	13.1%	16.4%	16.3%			16.4%

Consolidated	46.6%	44.1%	44.6%	41.1%	44.4%	42.8%	40.3%			41.6%
*Alaska including taxes other than income taxes	61.6%	52.9%	57.8%	56.2%	57.1%	51.6%	50.3%			50.9%
1 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	543	682	494	555	2,274	598	627			1,225

Lower 48	105	233	209	207	754	324	265			589

Canada	133	5	642	(62)	718	356	182			538

Europe	454	263	288	224	1,229	347	259			606

Asia Pacific and Middle East	918	1,017	741	856	3,532	742	845			1,587

Other International	19	26	283	(37)	291	(29)	121			92

Corporate and Other	(162)	(173)	(234)	(251)	(820)	(235)	(251)			(486)

Discontinued Operations	129	(3)	57	995	1,178	20	33			53

Consolidated	2,139	2,050	2,480	2,487	9,156	2,123	2,081			4,204

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	97	-	-	97	-	-			-

Lower 48	(60)	69	-	-	9	(122)	-			(122)

Canada	224	-	461	(129)	556	-	(109)			(109)

Europe	83	-	-	(107)	(24)	-	-			-

Asia Pacific and Middle East	-	146	(116)	-	30	(28)	-			(28)

Other International	-	-	288	-	288	-	154			154

Corporate and Other	11	(9)	(31)	(10)	(39)	-	-			-

Discontinued Operations	129	(3)	57	995	1,178	20	33			53

Consolidated	387	300	659	749	2,095	(130)	78			(52)

ADJUSTED EARNINGS

Alaska	543	585	494	555	2,177	598	627			1,225

Lower 48	165	164	209	207	745	446	265			711

Canada	(91)	5	181	67	162	356	291			647

Europe	371	263	288	331	1,253	347	259			606

Asia Pacific and Middle East	918	871	857	856	3,502	770	845			1,615

Other International	19	26	(5)	(37)	3	(29)	(33)			(62)

Corporate and Other	(173)	(164)	(203)	(241)	(781)	(235)	(251)			(486)

Consolidated	1,752	1,750	1,821	1,738	7,061	2,253	2,003			4,256

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	35.5%	35.6%	37.1%	35.4%	35.9%	35.6%	35.6%			35.6%

Lower 48	42.1%	36.9%	40.1%	15.5%	34.6%	37.0%	38.7%			37.6%

Canada	22.2%	52.2%	28.7%	20.6%	30.0%	23.7%	24.3%			24.0%

Europe	67.1%	58.1%	70.2%	67.8%	66.6%	66.7%	66.8%			66.7%

Asia Pacific and Middle East	34.1%	31.2%	31.5%	25.8%	30.3%	30.1%	30.1%			30.1%

Other International	95.4%	93.3%	102.6%	36.0%	99.6%	57.2%	39.3%			49.2%

Corporate and Other	11.0%	-19.6%	15.5%	21.2%	11.0%	16.4%	16.3%			16.4%

Consolidated	53.3%	47.4%	48.7%	42.1%	48.0%	42.1%	41.5%			41.8%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.
2 of 8

	2013					2014
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Pending claims and settlements	-	97	-	-	97	-	-			-
Total	-	97	-	-	97	-	-			-

Lower 48
Gain (loss) on asset sales	(39)	47	-	-	8	-	-			-
Loss on capacity agreements	-	-	-	-	-	(83)	-			(83)
Tax loss carryforward realization	(21)	22	-	-	1	-	-			-
Pending claims and settlements	-	-	-	-	-	(39)	-			(39)
Total	(60)	69	-	-	9	(122)	-			(122)

Canada
Gain (loss) on asset sales	224	-	461	-	685	-	-			-
Impairments	-	-	-	(162)	(162)	-	(109)			(109)
FCCL IFRS depreciation adjustment	-	-	-	33	33	-	-			-
Total	224	-	461	(129)	556	-	(109)			(109)

Europe
Gain (loss) on asset sales	83	-	-	-	83	-	-			-
Impairments	-	-	-	(107)	(107)	-	-			-
Total	83	-	-	(107)	(24)	-	-			-

Asia Pacific and Middle East
Qatar depreciation adjustment	-	-	-	-	-	(28)	-			(28)
Pending claims and settlements	-	146	(116)	-	30	-	-			-
Total	-	146	(116)	-	30	(28)	-			(28)

Other International
Gain (loss) on asset sales	-	-	288	-	288	-	-			-
Pending claims and settlements	-	-	-	-	-	-	154			154
Total	-	-	288	-	288	-	154			154

Corporate and Other
Gain (loss) on asset sales	11	-	-	-	11	-	-			-
Pension settlement expense	-	-	(31)	(10)	(41)	-	-			-
Pending claims and settlements	-	(9)	-	-	(9)	-	-			-
Total	11	(9)	(31)	(10)	(39)	-	-			-

Discontinued Operations	129	(3)	57	995	1,178	20	33			53

Total Company	387	300	659	749	2,095	(130)	78			(52)
3 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	2,153	2,063	2,496	2,503	9,215	2,137	2,098			4,235
Depreciation, depletion and amortization	1,807	1,832	1,902	1,893	7,434	1,892	2,070			3,962
Impairments	2	28	1	498	529	1	17			18
Dry hole costs and leasehold impairments	36	176	133	98	443	69	334			403
Accretion on discounted liabilities	106	105	106	117	434	117	120			237
Deferred taxes	241	443	458	169	1,311	230	403			633
Undistributed equity earnings	(29)	(199)	(357)	(237)	(822)	1,131	(450)			681
Gain on dispositions	(58)	(95)	(1,069)	(20)	(1,242)	(9)	(7)			(16)
Income from discontinued operations	(129)	3	(57)	(995)	(1,178)	(20)	(33)			(53)
Other	(503)	17	206	(91)	(371)	116	(308)			(192)
Net working capital changes	982	(684)	(175)	(75)	48	614	(681)			(67)
Net cash provided by continuing operations	4,608	3,689	3,644	3,860	15,801	6,278	3,563			9,841
Net cash provided by discontinued operations	122	52	61	51	286	58	59			117
Net Cash Provided by Operating Activities	4,730	3,741	3,705	3,911	16,087	6,336	3,622			9,958

Cash Flows from Investing Activities
Capital expenditures and investments	(3,391)	(3,705)	(4,185)	(4,256)	(15,537)	(3,895)	(4,246)			(8,141)
Proceeds from asset dispositions	1,134	542	1,499	7,045	10,220	48	15			63
Net sales (purchases) of short-term investments	(23)	(51)	75	(264)	(263)	63	(71)			(8)
Long-term collections from related
parties and other investments	36	(11)	54	(146)	(67)	108	65			173
Net cash provided by (used in) continuing operations	(2,244)	(3,225)	(2,557)	2,379	(5,647)	(3,676)	(4,237)			(7,913)
Net cash used in discontinued operations	(189)	(190)	(161)	(64)	(604)	(22)	(28)			(50)
Net Cash Provided by (Used in) Investing Activities	(2,433)	(3,415)	(2,718)	2,315	(6,251)	(3,698)	(4,265)			(7,963)

Cash Flows from Financing Activities
Repayment of debt	(48)	(850)	(48)	-	(946)	(450)	-			(450)
Change in restricted cash	748	-	-	-	748	-	-			-
Issuance of company common stock	(10)	5	17	8	20	(32)	78			46
Dividends paid	(815)	(814)	(852)	(853)	(3,334)	(855)	(856)			(1,711)
Other	(205)	(186)	(202)	(3,028)	(3,621)	(17)	(11)			(28)
Net cash used in continuing operations	(330)	(1,845)	(1,085)	(3,873)	(7,133)	(1,354)	(789)			(2,143)
Net cash used in discontinued operations	-	-	-	-	-	-	-			-
Net Cash Used in Financing Activities	(330)	(1,845)	(1,085)	(3,873)	(7,133)	(1,354)	(789)			(2,143)

Effect of Exchange Rate Changes	(163)	6	72	10	(75)	(10)	54			44

Net Change in Cash and Cash Equivalents	1,804	(1,513)	(26)	2,363	2,628	1,274	(1,378)			(104)
Cash and cash equivalents at beginning of period	3,618	5,422	3,909	3,883	3,618	6,246	7,520			6,246
Cash and Cash Equivalents at End of Period	5,422	3,909	3,883	6,246	6,246	7,520	6,142			6,142

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	262	283	291	304	1,140	415	390			805

Lower 48	1,280	1,367	1,238	1,325	5,210	1,312	1,385			2,697

Canada	675	422	505	630	2,232	622	515			1,137

Europe	786	761	779	752	3,078	596	656			1,252

Asia Pacific and Middle East	337	827	1,142	1,076	3,382	848	1,094			1,942

Other International	24	18	187	84	313	67	172			239

Corporate and Other	27	27	43	85	182	35	34			69
Total capital expenditures and investments	3,391	3,705	4,185	4,256	15,537	3,895	4,246			8,141

Joint venture acquisition obligation (principal) - Canada*	189	192	194	197	772	-	-			-
Total Capital Program	3,580	3,897	4,379	4,453	16,309	3,895	4,246			8,141
Capital Program for Algeria, Nigeria and Kashagan:	189	190	161	69	609	22	28			50
*Excludes $2,810 million prepayment in the fourth quarter of 2013.
4 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,555	1,510	1,470	1,473	1,502	1,532	1,557			1,544
Discontinued operations (Algeria and Nigeria)	41	42	44	45	43	36	37			37
Total, including equity affiliates	1,596	1,552	1,514	1,518	1,545	1,568	1,594			1,581

Crude Oil (MBD)
Consolidated operations	606	565	532	543	562	581	576			578
Equity affiliates	20	20	20	17	19	18	20			19
Total continuing operations	626	585	552	560	581	599	596			597
Discontinued operations (Algeria and Nigeria)	20	18	19	15	18	8	9			9
Total	646	603	571	575	599	607	605			606
Over (under) lifting of crude oil (MBD)*	(9)	4	19	11	6	(16)	4			(6)
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	151	150	148	144	149	152	159			156
Equity affiliates	8	8	8	6	7	7	8			7
Total continuing operations	159	158	156	150	156	159	167			163
Discontinued operations (Nigeria)	3	3	4	4	3	3	3			3
Total	162	161	160	154	159	162	170			166

Bitumen (MBD)
Consolidated operations	13	12	13	13	13	13	14			13
Equity affiliates	96	88	94	106	96	111	114			113
Total	109	100	107	119	109	124	128			126

Natural Gas (MMCFD)
Consolidated operations	3,479	3,505	3,423	3,427	3,458	3,432	3,482			3,458
Equity affiliates	483	493	507	439	481	469	516			492
Total continuing operations	3,962	3,998	3,930	3,866	3,939	3,901	3,998			3,950
Discontinued operations (Nigeria)	110	128	125	155	129	149	151			150
Total	4,072	4,126	4,055	4,021	4,068	4,050	4,149			4,100

Industry Prices
Crude Oil ($/BBL)
WTI	94.29	94.12	105.80	97.38	97.90	98.75	103.05			100.90
WCS	62.41	75.06	88.35	65.26	72.77	75.55	82.94			79.25
Brent dated	112.55	102.44	110.32	109.27	108.65	108.22	109.63			108.93
JCC ($/BBL)	114.19	113.07	107.36	107.94	110.64	112.78	111.40			112.09
Natural Gas ($/MMBTU)
Henry Hub first of month	3.34	4.10	3.58	3.60	3.65	4.94	4.68			4.81

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	106.17	100.31	106.85	100.67	103.50	101.71	103.48			102.61
Equity affiliates	100.27	93.41	99.41	98.81	97.92	97.83	100.80			99.41
Total continuing operations	105.97	100.07	106.60	100.61	103.32	101.59	103.39			102.51
Discontinued operations (Algeria and Nigeria)	112.62	103.45	110.28	110.29	109.72	108.81	113.07			110.98
Total	106.20	100.14	106.74	100.83	103.51	101.69	103.53			102.63

NGL ($/BBL)
Consolidated operations	40.87	36.21	39.44	41.89	39.60	44.86	38.71			41.66
Equity affiliates	77.32	64.63	69.90	83.05	73.31	79.91	68.84			73.71
Total continuing operations	42.95	37.80	41.14	43.82	41.42	46.52	40.36			43.31
Discontinued operations (Nigeria)	12.30	13.13	15.76	16.13	14.58	12.99	14.55			13.74
Total	42.41	37.24	40.47	43.07	40.79	45.85	39.93			42.76

Bitumen ($/BBL)
Consolidated operations	36.78	59.67	76.90	44.73	55.25	61.69	68.00			64.95
Equity affiliates	39.52	55.13	75.93	43.64	53.00	55.85	65.55			60.75
Total	39.23	55.69	76.06	43.76	53.27	56.47	65.82			61.21

Natural Gas ($/MCF)
Consolidated operations	5.75	5.88	5.49	5.73	5.71	7.15	6.29			6.72
Equity affiliates	9.36	8.84	9.35	8.29	8.98	10.43	10.46			10.45
Total continuing operations	6.19	6.25	5.99	6.02	6.11	7.55	6.82			7.18
Discontinued operations (Nigeria)	2.54	2.98	2.58	2.36	2.60	2.69	2.46			2.57
Total	6.09	6.15	5.88	5.88	6.00	7.37	6.66			7.01

Exploration Expenses ($ Millions)
Dry holes	4	98	101	65	268	23	145			168
Leasehold impairment	32	78	32	33	175	46	189			235
Total noncash expenses	36	176	133	98	443	69	334			403
Other (G&A, G&G and lease rentals)	241	145	180	223	789	227	183			410
Total exploration expenses	277	321	313	321	1,232	296	517			813

U.S. exploration expenses	152	196	165	178	691	150	242			392
International exploration expenses	125	125	148	143	541	146	275			421

DD&A ($ Millions)
Alaska	135	135	124	136	530	132	135			267
Lower 48	744	785	880	836	3,245	829	939			1,768
Canada	343	345	330	297	1,315	232	238			470
Europe	261	234	234	304	1,033	404	421			825
Asia Pacific and Middle East	293	298	303	291	1,185	268	310			578
Other International	11	12	5	2	30	1	-			1
Corporate and Other	20	23	26	27	96	26	27			53
Total DD&A	1,807	1,832	1,902	1,893	7,434	1,892	2,070			3,962
5 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	190	176	161	182	178	175	170			173
Lower 48	148	147	153	158	152	171	191			181
Canada	14	14	13	12	13	13	12			12
Norway	100	78	94	95	92	96	89			92
United Kingdom	24	22	17	23	21	39	37			38
Europe	124	100	111	118	113	135	126			130
Australia/Timor-Leste	13	15	13	10	13	12	9			10
China	57	56	51	48	53	58	50			54
Indonesia	9	7	8	7	8	10	7			9
Malaysia	7	6	5	7	6	6	10			8
Equity affiliates	15	15	16	13	15	14	16			15
AP/ME	101	99	93	85	95	100	92			96
Libya	44	44	17	1	26	1	1			1
Equity affiliates	5	5	4	4	4	4	4			4
Other International	49	49	21	5	30	5	5			5
Total continuing operations	626	585	552	560	581	599	596			597
Discontinued operations (Algeria and Nigeria)	20	18	19	15	18	8	9			9
Total	646	603	571	575	599	607	605			606

NGL (MBD)
Alaska	18	15	11	16	15	16	16			16
Lower 48	87	91	94	90	91	91	100			96
Canada	26	25	25	23	25	25	25			25
Norway	3	2	3	3	3	2	2			2
United Kingdom	3	3	2	3	3	5	5			5
Europe	6	5	5	6	6	7	7			7
Australia/Timor-Leste	10	10	9	7	9	8	6			7
Indonesia	4	4	4	2	3	5	5			5
Equity affiliates	8	8	8	6	7	7	8			7
AP/ME	22	22	21	15	19	20	19			19
Total continuing operations	159	158	156	150	156	159	167			163
Discontinued operations (Nigeria)	3	3	4	4	3	3	3			3
Total	162	161	160	154	159	162	170			166

Bitumen (MBD)
Consolidated operations	13	12	13	13	13	13	14			13
Equity affiliates	96	88	94	106	96	111	114			113
Total	109	100	107	119	109	124	128			126

Natural Gas (MMCFD)
Alaska	56	38	35	43	43	55	45			50
Lower 48	1,441	1,516	1,511	1,493	1,490	1,468	1,495			1,482
Canada	806	788	775	731	775	707	713			710
Norway	161	119	130	163	143	157	135			146
United Kingdom	300	290	227	277	273	315	345			330
Europe	461	409	357	440	416	472	480			476
Australia/Timor-Leste	251	272	268	255	262	263	277			270
China	4	6	4	4	4	3	3			3
Indonesia	428	447	439	452	442	457	463			460
Malaysia	1	1	1	1	1	3	5			5
Equity affiliates	483	493	507	439	481	469	516			492
AP/ME	1,167	1,219	1,219	1,151	1,190	1,195	1,264			1,230
Libya	31	28	33	8	25	4	1			2
Other International	31	28	33	8	25	4	1			2
Total continuing operations	3,962	3,998	3,930	3,866	3,939	3,901	3,998			3,950
Discontinued operations (Nigeria)	110	128	125	155	129	149	151			150
Total	4,072	4,126	4,055	4,021	4,068	4,050	4,149			4,100

Total (MBOED)
Alaska	218	197	178	205	200	200	193			197
Lower 48	475	491	499	497	491	507	540			524
Consolidated operations	187	183	180	170	180	169	170			169
Equity affiliates	96	88	94	106	96	111	114			113
Canada	283	271	274	276	276	280	284			282
Norway	130	100	119	125	119	124	114			118
United Kingdom	77	73	57	72	70	96	99			98
Europe	207	173	176	197	189	220	213			216
Australia/Timor-Leste	65	70	67	60	65	64	61			62
China	58	57	52	49	54	59	51			55
Indonesia	84	86	85	84	85	91	89			90
Malaysia	7	6	5	7	6	6	11			9
Equity affiliates	104	105	108	92	102	99	110			104
AP/ME	318	324	317	292	312	319	322			320
Libya	49	49	22	2	30	2	1			1
Equity affiliates	5	5	4	4	4	4	4			4
Other International	54	54	26	6	34	6	5			5
Total continuing operations	1,555	1,510	1,470	1,473	1,502	1,532	1,557			1,544
Discontinued operations (Algeria and Nigeria)	41	42	44	45	43	36	37			37
Total	1,596	1,552	1,514	1,518	1,545	1,568	1,594			1,581
6 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	110.79	106.09	110.95	104.04	107.83	106.39	108.93			107.67
Lower 48	93.69	93.56	100.25	87.81	93.79	91.52	93.73			92.69
Canada	72.85	81.09	91.81	72.86	79.73	80.32	86.33			83.27
Norway	114.75	103.21	112.50	111.59	111.32	109.69	111.97			110.76
United Kingdom	111.07	101.67	110.62	108.94	107.57	107.37	110.01			108.70
Europe	114.11	102.74	112.28	110.96	110.56	109.05	111.38			110.17
Australia/Timor-Leste	107.76	97.11	103.84	107.26	104.17	106.36	105.31			105.76
China	110.91	98.58	106.36	106.17	105.50	105.62	106.18			105.92
Indonesia	93.32	83.15	93.35	95.66	91.37	92.82	94.82			93.70
Malaysia	119.87	108.67	114.90	118.29	115.44	115.35	114.51			114.94
AP/ME	109.35	97.77	105.43	106.43	104.78	104.92	105.65			105.30
Libya	112.18	102.82	107.49	-	107.21	-	107.33			107.33
Other International	112.18	102.82	107.49	-	107.21	-	107.33			107.33
Total consolidated operations	106.17	100.31	106.85	100.67	103.50	101.71	103.48			102.61
Equity affiliates	100.27	93.41	99.41	98.81	97.92	97.83	100.80			99.41
Total continuing operations	105.97	100.07	106.60	100.61	103.32	101.59	103.39			102.51
Discontinued operations (Algeria and Nigeria)	112.62	103.45	110.28	110.29	109.72	108.81	113.07			110.98
Total	106.20	100.14	106.74	100.83	103.51	101.69	103.53			102.63

NGL ($/BBL)
Consolidated operations
Lower 48	29.58	29.30	32.57	34.33	31.48	36.06	31.28			33.54
Canada	50.15	44.08	46.90	47.57	47.19	56.13	46.56			51.36
Norway	59.77	52.15	56.29	64.13	59.08	52.95	52.18			52.63
United Kingdom	60.61	46.32	58.58	61.69	57.48	64.99	59.48			62.22
Europe	60.10	49.29	57.36	63.01	58.36	60.48	57.32			58.99
Australia/Timor-Leste	77.42	67.48	71.92	81.14	74.79	78.51	72.80			75.24
Indonesia	78.10	64.58	69.97	72.47	71.23	82.11	69.07			75.86
AP/ME	77.59	66.54	71.35	79.29	73.82	80.07	71.52			75.48
Total consolidated operations	40.87	36.21	39.44	41.89	39.60	44.86	38.71			41.66
Equity affiliates	77.32	64.63	69.90	83.05	73.31	79.91	68.84			73.71
Total continuing operations	42.95	37.80	41.14	43.82	41.42	46.52	40.36			43.31
Discontinued operations (Nigeria)	12.30	13.13	15.76	16.13	14.58	12.99	14.55			13.74
Total	42.41	37.24	40.47	43.07	40.79	45.85	39.93			42.76

Bitumen ($/BBL)
Consolidated operations	36.78	59.67	76.90	44.73	55.25	61.69	68.00			64.95
Equity affiliates	39.52	55.13	75.93	43.64	53.00	55.85	65.55			60.75
Total	39.23	55.69	76.06	43.76	53.27	56.47	65.82			61.21

Natural Gas ($/MCF)
Consolidated operations
Alaska	5.20	4.03	4.09	3.74	4.35	5.22	6.03			5.59
Lower 48	3.19	3.85	3.39	3.55	3.50	5.08	4.43			4.75
Canada	2.89	3.28	2.42	3.09	2.92	5.81	4.13			4.96
Norway	10.69	10.42	11.11	11.24	10.89	11.16	9.19			10.23
United Kingdom	10.87	10.19	10.12	11.04	10.58	10.83	8.92			9.82
Europe	10.81	10.26	10.48	11.11	10.68	10.94	8.99			9.95
Australia/Timor-Leste*	1.10	1.11	1.81	1.09	1.28	1.09	1.11			1.10
China	2.50	2.52	2.54	3.30	2.70	1.66	2.49			2.06
Indonesia	11.57	10.56	11.01	10.04	10.78	10.24	10.21			10.23
AP/ME	11.20	10.62	10.81	9.83	10.61	10.32	10.32			10.32
Libya	4.86	4.65	5.92	7.37	5.38	6.65	-			6.65
Other International	4.86	4.65	5.92	7.37	5.38	6.65	-			6.65
Total consolidated operations	5.75	5.88	5.49	5.73	5.71	7.15	6.29			6.72
Equity affiliates	9.36	8.84	9.35	8.29	8.98	10.43	10.46			10.45
Total continuing operations	6.19	6.25	5.99	6.02	6.11	7.55	6.82			7.18
Discontinued operations (Nigeria)	2.54	2.98	2.58	2.36	2.60	2.69	2.46			2.57
Total	6.09	6.15	5.88	5.88	6.00	7.37	6.66			7.01
*Excludes transfers to Darwin LNG plant.
7 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(162)	(173)	(234)	(251)	(820)	(235)	(251)			(486)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(108)	(127)	(124)	(171)	(530)	(163)	(158)			(321)
Corporate G&A expenses	(27)	(43)	(77)	(66)	(213)	(31)	(51)			(82)
Technology*	(8)	41	(26)	(13)	(6)	(28)	(20)			(48)
Other	(19)	(44)	(7)	(1)	(71)	(13)	(22)			(35)
Total	(162)	(173)	(234)	(251)	(820)	(235)	(251)			(486)
* Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(287)	(303)	(303)	(306)	(1,199)	(291)	(276)			(567)
Capitalized interest	179	186	172	130	667	120	121			241
Interest revenue	10	28	10	12	60	9	10			19
Total	(98)	(89)	(121)	(164)	(472)	(162)	(145)			(307)

Debt
Total debt ($ Millions)	21,670	21,721	21,668	21,662	21,662	21,206	21,234			21,234
Debt-to-capital ratio (%)	31%	31%	30%	29%	29%	28%	28%			28%

Equity ($ Millions)	49,240	48,932	51,537	52,492	52,492	53,621	55,686			55,686

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
IFRS	International Financial Reporting Standards
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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